Exhibit 99.1

Ondas Announces $10 Million Strategic Investment in World View and Signs Partnership Agreement to Accelerate Multi-Domain ISR Solutions

Combining persistent stratospheric sensing with tactical autonomy and counter-drone capabilities to deliver layered, mission-ready ISR and airspace defense

Initial $10 million strategic investment establishes coordinated go-to-market framework for scalable multi-domain defense and homeland security solutions

WEST PALM BEACH, FLA. and TUCSON, ARIZ. – March 2, 2026 / Ondas Inc. (Nasdaq: ONDS) (“Ondas”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, and World View Enterprises, Inc. (“World View”), a leader in high-altitude balloon ISR and stratospheric remote sensing, today announced that Ondas has made a $10 million strategic investment in World View. The companies also announced they have entered into a partnership agreement that outlines a collaboration framework for the development of multi-domain and multi-modal intelligence, surveillance, and reconnaissance (ISR) solutions for commercial and defense customers.

Under the partnership agreement, Ondas and World View will explore and advance integrated offerings that combine World View’s high-altitude, long-endurance stratospheric balloon systems with Ondas’ portfolio of unmanned aircraft systems (UAS) capabilities. The companies plan to evaluate joint solution architectures, priority mission applications, and potential go-to-market approaches serving customers across the U.S. Department of War (DoW), Department of Homeland Security (DHS), allied defense and homeland security organizations, and critical infrastructure operators.

“This investment reflects our conviction that customers increasingly need layered sensing and responsive autonomy across operating environments,” said Eric Brock, Chairman and Chief Executive Officer of Ondas. “World View brings differentiated stratospheric persistence and wide-area overwatch capabilities that complement Ondas’ tactical aerial autonomy and related systems. With this financing and partnership agreement, we are taking a pragmatic first step to begin working together on integrated multi-domain solutions while we evaluate broader opportunities to accelerate productization and go-to-market execution.”

Ryan Hartman, Chief Executive Officer of World View, said, “World View has been building persistent stratospheric capabilities designed for high-value missions that require endurance, resilience, and wide-area coverage. This strategic investment from Ondas supports near-term execution as we expand our multi-domain roadmap. The partnership agreement provides a structured path to collaborate on solutions that connect persistent stratospheric sensing with tactical autonomy, aiming to deliver unified insights and faster mission outcomes for customers.”

Strategic Collaboration Focus

The companies will prioritize workstreams including:

●	Solution concepts that integrate stratospheric persistence with tactical autonomy for layered ISR coverage

●	Target mission applications and customer use cases across defense, homeland security, and critical infrastructure

●	Technical and operational integration planning, including data handling and interoperability considerations

●	Joint go-to-market evaluation, including partner engagement and customer discovery

About Ondas Inc.

Ondas Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems and private wireless solutions through its business units Ondas Autonomous Systems (OAS), Ondas Capital and Ondas Networks. Ondas’ technologies offer a powerful combination of aerial intelligence and next-generation connectivity to enhance security, operational efficiency, and data-driven decision-making across essential industries.

Ondas Autonomous Systems (“OAS”) delivers a portfolio of AI-powered defense and security platforms deployed globally to protect sensitive sites, populations, and critical infrastructure. Through its operating companies—American Robotics, Airobotics, Apeiro Motion, Roboteam Ltd., and Sentrycs—OAS provides an integrated suite of autonomous aerial, ground, and counter-UAS solutions. These include the Optimus System, the first FAA-certified small UAS for fully automated aerial security and data capture; Iron Drone Raider, an autonomous counter-UAS interception platform; Roboteam’s combat-proven tactical ground robotic systems for military and special operations forces; Apeiro Motion’s advanced ground robotics and tethered UAV systems with proprietary navigation and communications technologies; and Sentrycs’ Cyber-over-RF (CoRF) and protocol-manipulation counter-UAS solutions.

Ondas Capital plans to combine advisory services and strategic investment management services to accelerate the rapid scaling and global deployment of unmanned and autonomous systems to Allied defense and security markets.

Ondas Networks provides software-defined wireless broadband technology through its FullMAX platform, based on the IEEE 802.16t standard. This standards-based system delivers high-performance connectivity for mission-critical IoT applications in markets such as rail, utilities, oil and gas, transportation, and government.

For additional information on Ondas Inc.: www.ondas.com, X and LinkedIn
For Ondas Autonomous Systems: LinkedIn
For Airobotics: www.airoboticsdrones.com, X and LinkedIn
For American Robotics: www.american-robotics.com, X and LinkedIn
For Sentrycs: www.sentrycs.com, X and LinkedIn
For Roboteam: www.robo-team.com, X and LinkedIn
For Apeiro Motion: www.apeiro-motion.com, LinkedIn
For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

About World View

World View is a leading provider of stratospheric ISR and remote sensing via its long-endurance, high-persistence Stratollite® high-altitude platforms. Building on its legacy as a stratospheric sensing leader, the company is evolving into a next-generation intelligence, surveillance, and reconnaissance (ISR) provider delivering integrated, multi-domain solutions across air, stratosphere, and space. By unifying tactical UAVs, high-altitude platforms, fixed-wing aircraft, and low-Earth orbit satellites under a single operational and technological framework, the company enables seamless data fusion and real-time decision-making. Leveraging advanced AI and machine learning, World View empowers defense, intelligence, and commercial customers to gain clarity, act with speed, and operate with confidence in complex environments. For more information on World View and its interconnected intelligence offerings, visit worldview.space.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas

888-657-2377

ir@ondas.com

Media Contact for Ondas

Escalate PR
ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Holdings Inc.
preston.grimes@ondas.com

Media Contact for World View

World View Communications
media@worldviewexperience.com

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